Farmers ® Variable Annuity I
2001 Annual Report.
Includes annual reports for: Scudder Variable Series I Scudder Variable Series II Janus Aspen Series PIMCO Variable Insurance Trust Franklin Templeton Variable Insurance Products Trust
LOGO: FARMERS INSURANCE GROUP/FARMERS FINANCIAL SERVICES

LOGO: FARMERS INSURANCE GROUP/FARMERS FINANCIAL SERVICES

Farmers Variable Annuity I is marketed exclusively by agents affiliated with

Farmers Insurance Group;

distributed by Investors Brokerage Services, Inc.; and

underwritten by Kemper Investors Life Insurance Company,

Schaumburg, IL 60196-6801

Farmers Financial Services is not a separate entity and neither it nor Farmers is engaged in the business of providing investment advice and is not registered as an investment adviser or broker/dealer under the federal securities laws.

LOGO: ZURICH LIFE 1600 McConnor Parkway Schaumburg, IL 60196-68011
FFS-1-VA-AN (02/02)